UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2014

EARTH SCIENCE TECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-179280	45-4267181
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

 40 East Main Street, Suite 998,
Newark,  Delaware 19711
_______________________________________
(Address of principal executive offices)(Zip Code)

(302) 231-1252
_______________________________
(Registrant’s telephone number, including area code)

Not applicable
________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2014, Earth Science Tech, Inc. entered into a Assignment of Patent Application with Wei R. Chen for assignment of a patent pending under Application number 62061577 entitled “Cannabidols Composition and Uses Thereof.”  Earth Science Tech, Inc. intends to invest upwards of $600,000.00 in order to secure and develop multiple patents and conduct clinical trials of the Cannabidol Compounds.

(c) Exhibits

Exhibit No.	Description

10.1	Assignment of Patent Application

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Science Tech, Inc.

Dated: October 31, 2014	By:	/s/ Harvey Katz
Harvey Katz
Title: President